UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 6, 2008
(Date of earliest event reported: October 2, 2008)
_______________________

GOTTAPLAY INTERACTIVE, INC.
(Exact name of registrant as specified in charter)

Nevada                                        33-20783-D                                 20-1645637
(State or Other Jurisdiction)             (Commission File Number)             (IRS Employer ID No.)
of Incorporation)

     1000 Town Center, Suite 180
Tacoma, WA 98422-1194
               (Address of Principal Executive Offices, with Zip Code)

(253) 617-7490
(Registrant's telephone number, including area code)

 N/A
(Former address)

The current report on Form 8-K is filed by Gottaplay Interactive, Inc., a Nevada corporation (the “registrant”), in connection with the items set forth below:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Provisions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Director

On October 2, 2008, John P. Gorst resigned his position as a Director of the Board. Mr. Gorst expressed to the Board his desire to focus on his other business ventures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2008

GOTTAPLAY INTERACTIVE, INC.
(Registrant)

By: /s/ Matthew Skidell
Matthew Skidell, Interim Chief Executive Officer and Director